UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) – May 16, 2018

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 16, 2018, Extended Stay America, Inc. (“Extended Stay”) held its 2018 Annual Meeting of Shareholders (the “Extended Stay Annual Meeting”). At the Extended Stay Annual Meeting, shareholders voted on the matters disclosed in Extended Stay’s Proxy Statement filed with the Securities and Exchange Commission on April 16, 2018 (the “Extended Stay Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Item 1 – Election of Directors

At the Extended Stay Annual Meeting, Extended Stay’s shareholders elected the persons listed below as directors to hold office until the 2019 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jonathan S. Halkyard	160,581,619	351,200	7,471,843
Douglas G. Geoga	160,054,192	878,627	7,471,843
Kapila K. Anand	160,521,622	411,197	7,471,843
Ellen Keszler	160,584,416	348,403	7,471,843
Jodie W. McLean	160,584,972	347,847	7,471,843
Thomas F. O’Toole	160,584,021	348,798	7,471,843
Richard F. Wallman	148,855,973	12,076,846	7,471,843

Item 2 – Advisory Vote on Executive Compensation

Extended Stay’s shareholders approved, on an advisory basis, the compensation paid to Extended Stay’s named executive officers as disclosed in the Extended Stay Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
156,104,693	4,784,327	43,662	7,471,843

Item 3 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

Extended Stay’s shareholders ratified the appointment of Deloitte & Touche LLP as Extended Stay’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
167,271,887	1,112,317	20,458	—

On May 16, 2018, ESH Hospitality, Inc. (“ESH REIT”) held its 2018 Annual Meeting of Shareholders (the “ESH REIT Annual Meeting”). At the ESH REIT Annual Meeting, shareholders voted on the matters disclosed in ESH REIT’s Proxy Statement filed with the Securities and Exchange Commission on April 16, 2018 (the “ESH REIT Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Item 1 – Election of Directors

At the ESH REIT Annual Meeting, ESH REIT’s shareholders elected the persons listed below as directors to hold office until the 2019 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jonathan S. Halkyard	396,682,042	898,696	7,460,719
Douglas G. Geoga	394,044,688	3,536,050	7,460,719
Kapila K. Anand	396,538,229	1,042,509	7,460,719
Neil T. Brown	394,547,676	3,033,062	7,460,719
Bruce N. Haase	396,684,467	896,271	7,460,719
Steven E. Kent	396,558,348	1,022,390	7,460,719
Lisa Palmer	393,864,681	3,716,057	7,460,719

Item 2 – Advisory Vote on Executive Compensation

ESH REIT’s shareholders approved, on an advisory basis, the compensation paid to ESH REIT’s named executive officers as disclosed in the ESH REIT Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
395,427,621	2,111,854	41,263	7,460,719

Item 3 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

ESH REIT’s shareholders ratified the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
404,882,378	137,901	21,178	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: May 17, 2018	By:	/s/ John R. Dent
		Name:	John R. Dent
		Title:	General Counsel

ESH HOSPITALITY, INC.

Date: May 17, 2018	By:	/s/ John R. Dent
		Name:	John R. Dent
		Title:	General Counsel